UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number	Date of Notification

	811-23999	January 2, 2026

2.	Exact name of investment company as specified in registration statement:

Nuveen Enhanced CLO Income Fund

3.	Address of principal executive office: (number, street, city, state, zip code)

333 West Wacker Drive, Chicago, Illinois 60606

4.	Check one of the following:

A.	● ☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	● ☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	● ☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By	/s/ Mark L. Winget
Name:	Mark L. Winget
Title:	Vice President and Secretary

NUVEEN ENHANCED CLO INCOME FUND
333 West Wacker Drive
CHICAGO, IL 60606

SHAREHOLDER REPURCHASE OFFER NOTICE

January 2, 2026

Dear Shareholder:

This notice is to inform you of the upcoming quarterly repurchase offer by Nuveen Enhanced CLO Income Fund (the “Fund”). If you have no need or desire to sell your shares, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders, because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to do so. The Fund will not charge a repurchase fee on shares that are accepted for repurchase in this repurchase offer.

Any sale of shares to the Fund pursuant to this repurchase offer is a taxable event. Consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

This repurchase offer period begins on January 2, 2026 and ends (unless suspended or postponed) on the repurchase request deadline at the close of the New York Stock Exchange (which is normally at 4:00 p.m. Eastern Time, but it may close earlier on certain days), on February 5, 2026. Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement and Repurchase Request Form.

If you wish to sell your shares during this repurchase offer period, you can do so in one of the following two ways:

1.       If your shares are held at your financial adviser, broker, dealer or other financial intermediary, please ask your financial adviser, broker, dealer or other financial intermediary to submit a repurchase request for you. You may be charged a transaction fee for this service by your financial adviser, broker, dealer or other financial intermediary. A shareholder who holds shares through a financial adviser, broker, dealer or other financial intermediary should NOT submit the attached form to the Fund.

2.       If you have a direct account held with the Fund (and as a result receive statements directly from Nuveen, LLC), please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, DST Systems, Inc., prior to the close of the New York Stock Exchange on February 5, 2026.

All repurchase requests must be received in good order prior to the close of the New York Stock Exchange on February 5, 2026.

If you have any questions, please refer to the Fund’s current Prospectus, which is available at www.nuveen.com/ECLO, and the attached Repurchase Offer Statement and Repurchase Request Form, which contain additional important information about the repurchase offer, or contact your broker, dealer or other financial intermediary.

Sincerely,

Nuveen Enhanced CLO Income Fund

NUVEEN ENHANCED CLO INCOME FUND
333 West Wacker Drive
CHICAGO, IL 60606

REPURCHASE OFFER STATEMENT
January 2, 2026

1. The Offer. Nuveen Enhanced CLO Income Fund (the “Fund”) is offering to repurchase its Class I, Class A1 and Class A2 common shares of beneficial interest (the “Shares”) in an amount of up to 7.5% of the aggregate number of Shares issued and outstanding (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (discussed below). Repurchases will be made at a price equal to the respective net asset value (“NAV”) of the applicable class of the Shares as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time) (“NYSE Close”) on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”), upon the terms and conditions set forth herein, and in accordance with the Fund’s current Prospectus and Statement of Additional Information, which terms constitute the “Offer.” All classes of Shares are considered to be a single class for the purpose of allocating repurchases under this Offer.

The purpose of the Offer is to provide some liquidity to shareholders, because Shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”), or otherwise by a nominee, such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

2. Net Asset Value. The per share NAV of each class of the Shares as of the NYSE Close on December 31, 2025 was as follows:

Class I Common Shares:     $18.47

Class A1 Common Shares: $18.47

Class A2 Common Shares: $18.47

You must decide whether to tender Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase each class of the Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submit your repurchase request. Please call your Authorized Intermediary or the Fund at (800) 257-8787, or visit www.nuveen.com/ECLO for the Fund’s most current NAV per share.

3. Repurchase Request Deadline. All repurchase requests from direct shareholders must be received in properly completed form by the Fund prior to the NYSE Close on February 5, 2026 (the “Repurchase Request Deadline”). If you hold your Shares through an Authorized Intermediary, you will need to ask your Authorized Intermediary to submit your repurchase request for you by the same deadline. Your Authorized Intermediary will tender your Shares to the Fund on your behalf. You should be sure to advise the Fund or your Authorized Intermediary of your intentions in a timely manner. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in properly completed form to the Fund, or in the form requested by your Authorized Intermediary, by the Repurchase Request Deadline or your Authorized Intermediary fails to submit your request to the Fund by the Repurchase Request Deadline, you will be unable to sell your Shares to the Fund until a subsequent repurchase offer, and you will have to resubmit your request for that offer. You may withdraw or change your repurchase request at any point before the Repurchase Request Deadline as described in paragraph 8 below.

4. Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share will fluctuate between those dates.

5. Payment for Shares Repurchased. Payment for all Shares repurchased pursuant to this Offer will be made not later than seven days after the Repurchase Pricing Date.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7. Pro Rata Repurchase. If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. If proration is necessary, the Fund will inform your Authorized Intermediary of the proration on the business day following the Repurchase Request Deadline. The number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by the same percentage. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other investors’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in this repurchase offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration. There is no assurance that you will be able to sell as many of your Shares as or when you desire to sell.

8. Modification or Withdrawal of Shares to be Repurchased. If your Shares are held at your Authorized Intermediary, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior the Repurchase Request Deadline by submitting notice to your Authorized Intermediary. In the event you decide to modify or withdraw your tender, you should provide your Authorized Intermediary with sufficient notice prior the Repurchase Request Deadline. If you have a direct account held with the Fund, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to DST Systems, Inc. at the address indicated in the enclosed Repurchase Request Form.

9. Repurchase Fees. The Fund will not charge a repurchase fee on Shares that are accepted for repurchase in this Offer. The Fund is, however, permitted to charge a repurchase fee of up to 2.00%, and may choose to introduce, or modify the amount of, a repurchase fee for subsequent repurchase offers at any time. Additionally, if your Shares are held at your Authorized Intermediary, the intermediary may charge transaction or other fees in connection with your repurchase request.

10. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended. The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (see “Certain U.S. Federal Income Tax Consequences” below); (B) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or (E) under certain other circumstances set forth in Rule 23c-3 that would apply only in the case that shares of the Fund become publicly traded. You will be notified if the Fund suspends or postpones the Offer.

11. Certain U.S. Federal Income Tax Consequences.  The following discussion is a general summary of the U.S. federal income tax consequences of a sale of Shares pursuant to the Offer. Shareholders should consult their own tax advisors regarding the tax consequences of a sale of Shares pursuant to the Offer, as well as the effects of state, local and foreign tax laws.

Federal Income Tax Consequences to Tendering Shareholders - U.S. Shareholders.

In General. A shareholder’s tender of all or a part of its Shares for cash pursuant to the Offer will be a taxable transaction for federal income tax purposes. The tax consequences of the sale will be determined in part under the stock redemption rules of Section 302 of the Code. The amount and characterization of income recognized by a shareholder in connection with a sale pursuant to the Offer will depend on whether the sale is treated as an “exchange” or a “dividend” for tax purposes.

Treatment as an Exchange. If the redemption qualifies under any of the provisions of Section 302(b) of the Code, as more fully described below, the cash received pursuant to the Offer will be treated as a distribution from the Fund in exchange for the Shares sold. The treatment accorded to such an exchange results in a shareholder recognizing gain or loss equal to the difference between (a) the cash received by the shareholder pursuant to the Offer and (b) the shareholder’s adjusted tax basis in the Shares surrendered. Assuming the Shares are held as capital assets, such recognized gain or loss will be capital gain or loss. If the Shares were held longer than one year, such capital gain or loss will be long-term. If the Shares were held for one year or less, such capital gain or loss will be short-term, taxable as ordinary income. Under certain “wash sales” rules, recognition of a loss on Shares sold pursuant to the Offer will ordinarily be disallowed to the extent a shareholder acquires Shares within 30 days before or after the date Shares are purchased pursuant to the Offer and, in that event, the basis and holding period of the Shares acquired will be adjusted to reflect the disallowed loss.

Treatment as a Dividend. If none of the provisions under Section 302(b) of the Code outlined below are satisfied, a shareholder will be treated as having received a dividend taxable as ordinary income in an amount equal to the entire amount of cash received by the shareholder for its Shares pursuant to the Offer to the extent the Fund has current and/or accumulated earnings and profits. Any amounts treated as distributions to shareholders in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to such shareholders in a reduction of their basis in their Shares (but not below zero) and then as capital gain (which will be long-term or short-term depending on such shareholder’s applicable holding period for the Shares tendered).

Accordingly, the difference between “dividend” and “sale or exchange” treatment is important with respect to the amount (there is no basis offset for dividends) and character of income that tendering shareholders are deemed to receive. While the marginal tax rates for dividends and capital gains remains the same (21%) for corporate shareholders, under the Code the top income tax rate on ordinary income of individuals (37%) exceeds the maximum tax rate on net capital gains (20%) except to the extent any such dividends are designated by the Fund as qualified dividend income taxable at the same rate as net capital gains. In general, for individuals the amount of dividends that may be designated by the Fund as qualified dividend income cannot exceed the amount of qualified dividend income earned by the Fund on its investments for the taxable year. For corporate shareholders, the amount of dividends that may be designated by the Fund as qualifying for the 50% corporate dividends-received deduction cannot exceed the amount of the dividends received by the Fund on its investments in domestic corporations for the taxable year.

Each shareholder’s tax advisor should determine whether that shareholder qualifies under one of the provisions of Section 302(b) of the Code. In the event that the transaction is treated as a dividend distribution to a shareholder for federal income tax purposes, such shareholder’s remaining tax basis in the Shares actually redeemed will be added to the tax basis of such shareholder’s remaining Shares in the Fund. In the event that a shareholder actually owns no Shares in the Fund after the redemption, but the transaction is nevertheless treated as a dividend distribution because such shareholder constructively owns Shares in the Fund (see below), such shareholder’s tax basis should be added to Shares in the Fund owned by related persons that were considered constructively owned by such shareholder.

Constructive Ownership of Stock. In determining whether the provisions under Section 302(b) of the Code, as described below, are satisfied, a shareholder must take into account not only Shares actually owned by such shareholder, but also Shares that are constructively owned within the meaning of Section 318 of the Code. Under Section 318 of the Code, a shareholder may constructively own Shares actually owned, and in some cases constructively owned, by certain related individuals and certain entities in which the shareholder or a related individual or entity has an interest. The rules of constructive ownership are complex and must be applied to a particular shareholder’s situation by a tax advisor.

The Provisions of Section 302(b) of the Code. Under Section 302(b) of the Code, a redemption will be taxed as an exchange, and not as a dividend, if it (a) results in a “complete redemption” of all the Shares owned by a shareholder, (b) is “substantially disproportionate” with respect to a shareholder, or (c) is “not essentially equivalent to a dividend” with respect to a shareholder. Each shareholder should be aware that, under certain circumstances, sales, purchases, or transfers of Shares in the market or to or from other parties contemporaneous with sales pursuant to the Offer may be taken into account in determining whether the tests under clause (a), (b), or (c) above are satisfied. Further, the Fund believes that in the event the Offer is oversubscribed, resulting in a proration, it is likely that less than all the Shares tendered by a shareholder will be purchased by the Fund. Proration may affect whether a sale by a shareholder will satisfy the provisions (a), (b), or (c) above.

A brief description of the three major applicable provisions of Section 302(b) of the Code is as follows:

1.       A Complete Redemption of Interest. The receipt of cash by a shareholder will result in a “complete redemption” of all the Shares owned by the shareholder within the meaning of Section 302(b)(3) of the Code if either (i) all the Shares actually and constructively owned by the shareholder are sold pursuant to the Offer or (ii) all the Shares actually owned by the shareholder are sold pursuant to the Offer, the only Shares the shareholder constructively owns are actually owned by such shareholder’s family members, and the shareholder is eligible to waive and effectively waives, under procedures described in Section 302(c) of the Code, such constructive ownership.

2.       A Substantially Disproportionate Redemption. The receipt of cash by a shareholder will be “substantially disproportionate” with respect to such shareholder within the meaning of Section 302(b)(2) of the Code if the percentage of the total outstanding Shares actually and constructively owned by the shareholder immediately following the sale of Shares pursuant to the Offer is less than 80 percent of the percentage of the total outstanding Shares actually and constructively owned by such shareholder immediately before such sale and is less than 50 percent of the voting power of all classes entitled to vote.

3.       Not Essentially Equivalent to a Dividend. Even if a sale by a shareholder fails to meet the “complete redemption” or “substantially disproportionate” tests, a shareholder may nevertheless meet the “not essentially equivalent to a dividend” test. Whether a specific redemption is “not essentially equivalent to a dividend” depends on the individual shareholder’s facts and circumstances. In any event, the redemption must result in a “meaningful reduction” of the shareholder’s proportionate interest in the Fund. The IRS has indicated in a published ruling that, in the case of a minority shareholder in a publicly held corporation whose relative stock investment in the corporation was minimal and who exercised no control over corporate affairs, a small reduction in the percentage ownership interest of such shareholder in such corporation (from .0001118 percent to .0001081 percent – 3.3% reduction under the facts of this ruling) was sufficient to constitute a “meaningful reduction.” Shareholders seeking to rely on this test should consult their own tax advisors as to the application of this particular standard to their own situations.

Backup Withholding. Backup withholding may be required at a rate of 24% on the gross proceeds paid to a shareholder or other payee pursuant to the Offer unless either: (a) the shareholder has completed and submitted IRS Form W-9, providing the shareholder’s taxpayer identification number/social security number and certifying under penalties of perjury that: (i) such number is correct, (ii) either (A) the shareholder is exempt from backup withholding, (B) the shareholder has not been notified by the IRS that the shareholder is subject to backup withholding as a result of an under-reporting of interest or dividends, or (C) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding, (iii) the shareholder is a U.S. citizen or other U.S. person (as defined in Form W-9), and (iv) the FATCA code(s) entered on the form (if any) indicating that the shareholder is exempt from FATCA reporting is correct; or (b) an exception applies under applicable law and Treasury regulations.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (for single or head or household filers). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Federal Income Tax Consequences to Non-Tendering Shareholders.

If the sale of Shares pursuant to the Offer is treated as a “dividend” to a tendering shareholder, a constructive dividend under Section 305 of the Code may result to non-tendering shareholders whose proportionate interest in the earnings and assets of the Fund has been increased as a result of such tender. Under Section 305 of the Code, a distribution by a corporation of its stock or rights to acquire its stock is treated as a dividend if the distribution (or a series of distributions of which such distribution is one) has the result of (1) the receipt of money or other property by some shareholders, and (2) an increase in the proportionate interests of other shareholders in the assets or earnings and profits of the corporation. An exception to this rule is provided for a distribution of property incident to an isolated redemption of stock.

The U.S. federal income tax discussion set forth above is a summary included for general information purposes only. In view of the individual nature of tax consequences, each shareholder is advised to consult its own tax advisOr with respect to the specific tax consequences to it of the Offer, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws. The advice above was not written and is not intended to be used and cannot be used by any taxpayer for purposes of (I) avoiding U.S. federal income tax penalties that may be imposed, or (II) promoting, marketing or recommending to another party any transaction or matter addressed herein.

12. Requests for Repurchase in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

Neither the Fund, its principal underwriter, its adviser, nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *

None of the Fund, its Board of Trustees, Nuveen, LLC, Nuveen Securities, LLC, or any affiliates of the foregoing, make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s current Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates.

For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s current Prospectus, contact your Authorized Intermediary or call the Fund at (800) 257-8787 or visit www.nuveen.com/ECLO.

Date: January 1, 2026

REPURCHASE OFFER REQUEST FORM

·                     INTERVAL FUND REPURCHASE REQUEST FORM

FOR ACCOUNTS HELD DIRECTLY WITH NUVEEN

If your Nuveen Interval Fund account is held through a financial adviser, broker, dealer or other financial intermediary, do not submit this form. Please contact your financial adviser, broker, dealer or other financial intermediary to submit your repurchase request.

This repurchase form is for clients who wish to tender shares for repurchase from their Nuveen Interval Fund account held directly at Nuveen. Shares will be repurchased at a price equal to their net asset value per share on the Repurchase Pricing Date. An authorized person elected on the account application must submit this form via fax or mail prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If the request is not received by the transfer agent in good order prior to the Repurchase Request Deadline, the request will not be honored.

The Fund is permitted to charge a repurchase fee of up to 2.00%. (See “Periodic Repurchase Offers” in the Fund’s Prospectus.) Additional information about the repurchase fee applicable to this offer, if any, may be found in the accompanying cover letter and Repurchase Offer Statement. For more information about the Fund, please visit Nuveen.com.

By completing this form you understand that this quarterly repurchase offer is limited to seven and one-half percent (7.5%) of the outstanding shares of the Fund and, that, if the offer is oversubscribed, the Fund may not repurchase the full amount of the shares that you are requesting, in which case the Fund will repurchase shares on a pro rata basis.

Mail completed application to: Nuveen Enhanced CLO Income Fund, PO Box 219307, Kansas City, MO 64121-9097

Overnight mail: Nuveen Enhanced CLO Income Fund, 430 West 7th Street, Kansas City, MO 64105

1. Client Information

Name of Registered Owner/Institution	Account Number

Please tell us about the account(s) that you wish to withdraw from:

2. Repurchase Information

Fund Name	Ticker

☐	Please Repurchase ALL shares in my account(s).

☐	I request a Partial Repurchase of shares in the accounts referenced in section 1 so that I may receive the amount indicated below:

Account Number:				Amount to Repurchase:
	Class I	Class A1	Class A2
	☐	☐	☐	$

	☐	☐	☐	$

Deliver proceeds to

☐ Address of Record        ☐ Bank of Record

3. Signature(s) and Certification

Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account. Provision of this form should not be construed to cause Nuveen, LLC, or its affiliates to become an investment advice fiduciary under ERISA or the Internal Revenue Code.

☐	The undersigned hereby represents and warrants that: (a) when and to the extent the Fund accepts the Shares for repurchase, the Fund will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (b) on request, the undersigned will execute and deliver any additional documents the Fund or its principal underwriter deems necessary or desirable to complete the assignment, transfer and repurchase of the Shares tendered hereby; and (c) the undersigned has read and agrees to all of the terms of the Offer (as defined in the Repurchase Offer Statement).

☐	The undersigned understands that acceptance of Shares by the Fund for repurchase will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

☐	All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

3. Signature(s) and Certificates Continued

1.
	Name and Title	Telephone Number

E-mail

	Signature		Date

2.
	Name and Title	Telephone Number

E-mail

	Signature		Date